UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2014
____________________

FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 East 42nd Street, Suite 1512, New York, New York		10168
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 755-3320

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 11, 2014, Finjan Holdings, Inc. filed a Current Report on Form 8-K (the “Original Filing”), which contained a typographical error in Item 5.07 (Submission of Matters to a Vote of Security Holders).  This amendment is being filed to correct the typographical error contained in the Original Filing.  This amendment on Form 8-K/A amends and replaces the Original Filing in its entirety.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2014, the Board of Directors (the “Board”) of Finjan Holdings, Inc. (the “Company”) appointed Daniel Chinn as Executive Chairman of the Board of Directors.  In light of Mr. Chinn’s appointment as Executive Chairman, the Nominating and Corporate Governance Committee, which was previously comprised of Daniel Chinn and Michael Eisenberg, was reconstituted to consist of Michael Eisenberg and Alex Rogers, each of whom are independent under applicable NASDAQ rules.

On July 10, 2014, the Company’s President, Philip Hartstein, was appointed President and Chief Executive Officer of the Company, and the Company’s Chief Financial Officer, Shimon Steinmetz, was appointed Chief Financial Officer and Treasurer.

See the Company’s Definitive Proxy Statement filed on June 11, 2014 for biographical and other information on Messrs. Chinn, Hartstein and Steinmetz.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Charter

At the Company's annual meeting of stockholders (the “Annual Meeting”) held on July 10, 2014, the Company’s stockholders approved each of the amendments (the “Charter Amendments”) to the Company’s certificate of incorporation described in Proposals 4A through 4I of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 11, 2014.  The Charter Amendments became effective on July 10, 2014 upon the filing with the Secretary of State of the State of Delaware of the Amended and Restated Certificate of Incorporation (the “A&R Charter”) of the Company, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Amended and Restated Bylaws

Following the Annual Meeting, on July 10, 2014, the Board adopted the Amended and Restated Bylaws (the “A&R Bylaws”) of the Company, effective as of July 10, 2014.  The A&R Bylaws are intended primarily to conform the Company’s bylaws to the A&R Charter,  update the Company’s bylaws to reflect statutory and case law developments since the previous bylaws (the “Prior Bylaws”) were adopted and to include provisions commonly found in the bylaws of public Delaware corporations similar to the Company.   Set forth below is a summary of the material amendments to the provisions of the Prior Bylaws that are contained in the A&R Bylaws.

Advance Notice Provisions

The A&R Bylaws include advance notice procedures and requirements for stockholder proposals to be brought before an annual meeting of the stockholders, including the nomination of directors.

Section 2.5 of the A&R Bylaws provides that, at an annual meeting of the stockholders, only such business (other than nominations for directors) will be conducted as shall have been brought before the meeting (i) pursuant to the Company’s proxy materials, (ii) by or at the direction of the Board, or (iii) by a stockholder of the Company who is a stockholder of record at the time requisite advance notice is given, who is entitled to vote at the meeting and who complies with the notice procedures and other requirements set forth in Section 2.5 of the A&R Bylaws.  Among other things, those procedures require the stockholder to deliver written notice to the Company’s secretary not less than ninety nor more than one hundred twenty days prior to the first anniversary of the preceding year’s annual meeting of stockholders (the “Anniversary”), except that, if the date of the annual meeting is advanced more than thirty days prior to, or delayed by more than sixty days after, the Anniversary or if no annual meeting of stockholders was held in the previous year, notice by the stockholder to be timely would have to be delivered not later than the later of (x) ten (10) days after the Corporation has publicly disclosed the date of the meeting in the manner provided in the A&R Bylaws, and (y) ninety days prior to the date of the annual meeting.  The requisite content of such notice is set forth in Section 2.5 of the A&R Bylaws.

Section 2.6 of the A&R Bylaws provides that only persons nominated in accordance with the applicable procedures will be eligible to be elected by the Company’s stockholders to serve as directors of the Company.  Section 2.6 of the A&R Bylaws further provides that nominations of persons for election to the Board at an annual meeting of stockholders may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Company who is a stockholder of record at the time the requisite notice is given, who is entitled to vote in the election of directors at the meeting and who complies with the notice procedures and other requirements set forth in the A&R Bylaws.  Among other things, those procedures would require the stockholder to deliver requisite notice to the secretary of the Company within the timeframes described above, except that,  in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least one hundred days prior to the Anniversary, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered not later than the tenth day following the day on which such public announcement is first made by the Company.   The requisite content of such notice is set forth in Section 2.6 of the A&R Bylaws.

The Prior Bylaws did not contain advance notice procedures for the Company’s stockholders to nominate directors or propose other business to be brought before a meeting of stockholders.

Action by Written Consent

Consistent with the Charter Amendments approved at the Annual Meeting, Section 2.7 of the A&R Bylaws provides that stockholder action may only be taken at a duly called annual or special meeting and may not be taken by written consent.  The Prior Bylaws permitted stockholders to take any action required or permitted to be taken at a meeting of stockholders, by written consent, without a meeting, without prior notice and without a vote.

Vacancies on the Board

Section 3.4 of the A&R Bylaws clarifies the term of directors elected to fill vacancies on the Board.  Under that provision, a director elected to fill a vacancy will be elected for the unexpired term of his or her predecessor in office, and a director elected to fill a position resulting from any increase in the authorized number of directors will hold office until the next election of the class for which such director is chosen (or, if directors are not at that time divided into classes, until the next annual meeting of stockholders to be held in the first year following the year of his or her election), subject in each case to the election and qualification of his or her successor or his or her earlier death, resignation or removal.  The Prior Bylaws provided that any directors chosen to fill a vacancy on the Board would hold office until the next annual election and until their successors are duly elected and qualify.

Indemnification

The Prior Bylaws provided for indemnification of officers and directors to the extent authorized by the DGCL, and sets forth procedures relating to the Company’s  indemnification obligations, to the extent indemnification is sought pursuant to the Prior Bylaws.  Article 8 of the A&R Bylaws, among other things:

•
Clarifies the standards of conduct that must be met for a director, officer or other employee entitled to indemnification (a “Covered Person”) to be entitled to indemnification, and provides that the determination of whether the applicable standard has been met will be made by a majority of disinterested directors, a committee of disinterested directors, or if there are no such disinterested directors, by the stockholders;

•	Expressly authorizes the Company to obtain insurance against with respect to liabilities for which directors and officers may be entitled to indemnification;

•
Clarifies that the indemnification provisions set forth in the A&R Bylaws will not be exclusive of any other rights of a Covered Person with respect to actions taken by the Covered Person in his or her official capacity or otherwise; and

•	Includes technical amendments designed to clarify the procedures with respect to claims for indemnification and indemnification payments.

Bylaw Amendments

Article XI of the A&R Bylaws provides that the bylaws of the Company may be altered, amended or repealed, and new bylaws may be adopted, only in the manner provided in the Company’s certificate of incorporation (which, in accordance with the Charter Amendments adopted at the Annual Meeting, provides that bylaws may only be amended, modified, repealed or adopted by the Board or by holders of 66 2/3% of the voting power of the Company’s outstanding capital stock entitled to vote in the election of directors).  The Prior Bylaws provided that bylaws could be altered, amended, repealed or adopted by the stockholders or by the Board, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board or at any special meeting of the stockholders or of the Board.

Technical and Procedural Amendments

The A&R Bylaws include several technical and procedural amendments intended to clarify provisions of the Prior Bylaws, reflect statutory and case law developments since the Prior Bylaws were adopted and to include additional provisions commonly found in the bylaws of public Delaware corporations similar to the Company.  The technical and procedural amendments include the following:

•
Amending and restating Article I of the Prior Bylaws in its entirety as set forth in Article I of the A&R Bylaws, among other things to distinguish between the Company’s registered office in Delaware and other offices;

•
Amending and restating Article II of the Prior Bylaws in its entirety as set forth in Article II of the A&R Bylaws, among other things to (i) designate the Company’s principal business office as the default location of the Company’s meetings of stockholders if no other location is designated and permit electronic or telephonic meetings of stockholders; (ii) provide that special meetings may only be called in the manner provided in the Company’s certificate of incorporation, for the purposes set forth in a notice delivered in accordance with the Company’s certificate of incorporation; (iii) adding  quorum requirements in the event multiple classes of stock are outstanding; (iv) permitting the chairperson of any meeting at which a quorum is not present (in addition to the holders of a majority of the Company’s capital stock present at such meeting) to adjourn the meeting; (v) expressly providing that directors shall be elected by a plurality (in lieu of existing provisions referring to provisions of the DGCL); (vi) clarifying notice requirements and procedures for fixing the record date for annual and special meetings in a manner consistent with the DGCL; and (vii) expressly providing for proxy voting, the appointment of an inspector of elections and authority of the Board to establish rules of conduct for any meeting of stockholders;

•
Amending and restating Articles III and IV of the Prior Bylaws in their entirety as set forth in Articles III and IV of the A&R Bylaws to provide updated descriptions of the general powers of the Board, the number and tenure of directors, procedural requirements for board meetings and action by written consent of the Board and the ability to appoint committees of the Board, in each case, in a manner consistent with the DGCL;

•	Amending and restating Article V of the Prior Bylaws as set forth in Article V of the A&R Bylaws to further specify the respective roles of various officers of the Company;

•
Amending and restating Article VI of the Prior Bylaws as set forth in Article VI of the A&R Bylaws to specify the requirements for stock certificates representing multiple classes of the capital stock of the Company and expressly providing for the appointment of a transfer agent;

•
Amending and restating Article VII of the Prior Bylaws as set forth in Article VII of the A&R Bylaws to permit electronic transmission of notices to stockholders, to the extent stockholders consent to such electronic transmission and to provide that attendance at any meeting will constitute waiver of notice of such meeting, unless the person attends the meeting for the express purpose of objecting to, and objects at the beginning of such meeting, to the transaction of any business because such meeting is not lawfully called or convened; and

•
Amending and restating Article VII of the Prior Bylaws as set forth in Article IX of the A&R Bylaws to provide updated provisions relating to dividends, checks, stock in other corporations, the Company’s corporate seal, the Board’s ability to rely on books and records of the Company, and the severability of unenforceable, illegal or invalid provisions.

The foregoing description if the A&R Bylaws is qualified in its entirety by the full text of the A&R Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on July 10, 2014.  At the Annual Meeting, fourteen proposals were submitted to, and approved by, the Company’s stockholders.  The proposals are described in more detail in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on June 11, 2014.  The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following (i) Class 1 directors to serve two-year terms ending at the 2016 annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, removal or resignation and (ii) Class 2 directors to serve three-year terms ending at the 2017 annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, removal or resignation.  The voting results are set forth below.

	For	Withheld	Broker Non-Vote
Eric Benhamou (Class 1)	16,506,896	1,863	1,317,686
Daniel Chinn (Class 1)	16,185,369	323,390	1,317,686
Michael Southworth (Class 2)	16,504,102	4,657	1,317,686
Alex Rogers (Class 2)	16,506,991	1,768	1,317,686
Glenn Daniel (Class 2)	16,506,991	1,768	1,317,686

Proposal 2

The Company’s stockholders ratified the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. The voting results are set forth below.

For	Against	Abstain	Broker Non-Vote
17,793,993	4,853	27,599	0

Proposal 3

The Company’s stockholders approved the Finjan Holdings, Inc. 2014 Incentive Compensation Plan.  The voting results are set forth below.

For	Against	Abstain	Broker Non-Vote
16,498,047	7,818	2,894	1,317,686

Proposals 4A-4I

The Company’s stockholders approved amendments to the Company’s current certificate of incorporation as set forth below.  The A&R Charter reflects these amendments.  The voting results are also set forth below.

A.	Approval of an amendment to decrease the number of authorized shares of common stock from 1 billion to 80 million;

For	Against	Abstain	Broker Non-Vote
17,720,584	39,540	66,321	0

B.	Approval of an amendment to provide that the Board consist of between three and fifteen directors and to clarify provisions related to our Board structure;

For	Against	Abstain	Broker Non-Vote
17,731,561	33,948	60,936	0

C.	Approval of an amendment to eliminate the ability of holders of our common stock to vote on amendments relating solely to preferred stock;

For	Against	Abstain	Broker Non-Vote
16,133,864	373,766	1,129	1,317,686

D.	Approval of an amendment to provide for supermajority voting for amendments to bylaws by stockholders;

For	Against	Abstain	Broker Non-Vote
16,179,463	328,190	1,106	1,317,686

E.	Approval of an amendment to provide for supermajority voting for certain amendments to the charter;

For	Against	Abstain	Broker Non-Vote
16,178,979	328,493	1,287	1,317,686

F.	Approval of an amendment to provide for supermajority voting to remove directors for cause;

For	Against	Abstain	Broker Non-Vote
16,179,282	327,367	2,110	1,317,686

G.	Approval of an amendment to permit stockholder action only at a duly called meeting and to prohibit action by written consent of stockholders;

For	Against	Abstain	Broker Non-Vote
16,497,526	8,821	2,412	1,317,686

H.	Approval of an amendment to provide that the Court of Chancery of the State of Delaware will be the exclusive forum for certain legal actions;

For	Against	Abstain	Broker Non-Vote
16,180,090	325,361	3,308	1,317,686

I.	Approval of an amendment to update provisions relating to indemnification and personal liability of directors;

For	Against	Abstain	Broker Non-Vote
17,708,598	57,016	60,831	0

Proposal 5

The Company's stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers.  The voting results are set forth below.

For	Against	Abstain	Broker Non-Vote
16,497,637	8,002	3,120	1,317,686

Proposal 6

The Company's stockholders approved, by an advisory vote, holding a stockholder advisory votes on executive compensation every three years.  The voting results are set forth below.

1-Year	2-Years	3-Years	Abstain	Broker Non-Vote
330,555	1,254	16,171,868	5,082	1,317,686

In accordance with its recommendation, as set forth in the Company’s 2014 Definitive Proxy Statement, and in light of the voting results with respect to the frequency of future advisory votes on executive compensation, the Board has determined that the Company will hold an advisory vote on the compensation of its named executive officers every three years until the next vote on the frequency of such advisory votes.  The Company is required to hold a vote on the frequency of such advisory votes on executive compensation at least once every six years.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, effective July 10, 2014
3.2	Amended and Restated Bylaws, adopted July 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: July 11, 2014	By:	/s/ Shimon Steinmetz
Name: Shimon Steinmetz
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, effective July 10, 2014
3.2	Amended and Restated Bylaws, adopted July 10, 2014